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                       FOURTH AMENDMENT TO LOAN AGREEMENT

            This FOURTH AMENDMENT TO LOAN AGREEMENT ("Amendment") dated August 8, 1997 is made by and among APOGEE, INC., a Delaware corporation ("Apogee"), and each Subsidiary identified on the attached Schedule 6.1 (c) (collectively, the "Borrowing Subsidiaries" and together with Apogee, the "Borrowers" and individually, a "Borrower") and PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").

            Reference is made to the Revolving Credit Agreement dated as of April 11, 1996 by and between the Borrowers and the Bank, as amended on June 21, 1996, November 1, 1996 and March 11, 1997 (the "Agreement") pursuant to which the Bank made available to the Borrowers a $15,000,000 revolving credit facility. The obligations under the Agreement and the Loan Documents were evidenced by the Borrowers' Note payable to the Bank. (Capitalized terms used herein not otherwise defined shall have the meanings provided for in the Agreement.)

            NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
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            1. Amendment to Agreement.

            (a) The Agreement is hereby amended by amending the definition of "Expiration Date" by substituting for the date set forth therein the date "November 30, 1998" and the Loan Documents, including the "Revolving Credit Note" are likewise amended to reflect such date.

            2. Miscellaneous.

            (a) Recognizing and in consideration of the Bank's agreement to the amendments herein set forth, the Borrowers hereby waive and release the Bank and its officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising out of or relating to the Bank's acts or omissions with respect to the Revolving Credit Loans. The Borrowers further hereby agree to indemnify and hold the Bank and its officers, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including counsel fees) suffered by or rendered against the Bank or any of them on account of anything arising out of the Revolving Credit Note, the Credit Agreement, this Agreement, the Loan Documents or any other document delivered pursuant thereto up to and including the date hereof.

            (b) All of the terms, conditions, provisions and covenants in the Note, the Agreement, the Loan Documents, and all other documents delivered to the Bank in connection
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with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Amendment.

            (c) The Borrowers agree to pay all of the Bank's expenses incurred in connection with the preparation of this Amendment and the transactions contemplated by this Amendment, including without limitation, the reasonable fees and expenses of the Bank's counsel.

            (d) This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

            (e) Each and every one of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrowers and the Bank and their respective successors and assigns.

            (f) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument.

            (g) Apogee represents and warrants that all of its subsidiaries are listed on the attached Schedule 6.1(c).
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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers "hereunto duly authorized as of the day and year first above written.

                                          APOGEE, INC., a Delaware
                                          corporation, and each of the other
                                          Borrowers and Guarantors listed on
                                          Schedule 6.1(c)


                                          By:
                                             -------------------------------
                                          [Name],
                                          the                    [Title] of
                                              -------------------
                                          each Borrowers and Guarantors
                                          listed on Schedule 6.1(c),

                                                      -and-

                                          PNC BANK, NATIONAL ASSOCIATION


                                          By:
                                             --------------------------------

                                          Name:
                                               ------------------------------

                                          Title:
                                                -----------------------------